UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2021

CYREN LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel	000-26495	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Ha-Menofim St., 5th Floor Herzliya, Israel	4672561
(Address of Principal Executive Offices)	(Zip Code)

011–972–9–863–6888

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value ILS 0.15 per share	CYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On September 15, 2021, Cyren Ltd. (“Cyren,” “we,” “our,” or “us”) entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional investors named therein (the “Purchasers”), pursuant to which we agreed to sell and issue, in a private placement offering (the “Offering”), 14,152,779 of our ordinary shares, par value ILS 0.15 per share (the “Ordinary Shares”), at a purchase price of $0.72 per share and warrants to purchase up to 14,152,779 Ordinary Shares (the “Ordinary Warrants”) at an exercise price of $0.60 per share. The Ordinary Warrants will be exercisable immediately and terminate on March 17, 2025. The Purchase Agreements contain customary representations, warranties, covenants, closing conditions, and indemnification of the Purchasers by us. We are required to pay certain liquidated damages to the Purchasers in the event we fail to satisfy the current public information requirements of Rule 144 under the Securities Act of 1933, as amended, or the Securities Act, until such time that satisfaction of such requirements is no longer required for the sale of the Ordinary Shares.

Pursuant to the Purchase Agreements, subject to certain exempt issuances set forth in the Purchase Agreements, we and all of our subsidiaries are prohibited from issuing any Ordinary Shares for 45 days after the earlier of (i) the date of effectiveness of the registration statement covering the resale of the Ordinary Shares issued pursuant to the Purchase Agreements and the Ordinary Shares underlying the Ordinary Warrants (together the “Shares”) pursuant to the Registration Rights Agreements described below, (ii) the date the Shares have been or may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) without the requirement for us to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (iii) after September 17, 2022 provided that a holder of Shares is not an affiliate of us, or (iv) all of the Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions.

We entered into an engagement agreement (the “Engagement Agreement”) with H.C. Wainwright & Co., LLC, who served as the placement agent (the “Placement Agent”) in connection with the Offering. We agreed to pay the Placement Agent a cash fee equal to 7.0% of the aggregate gross proceeds from the Offering. We also agreed to pay the Placement Agent a management fee equal to 1.0% of the aggregate gross proceeds from the Offering, $35,000 for non-accountable expenses, up to $50,000 fees and expenses of legal counsel and other out-of-pocket expenses and up to $6,650 for escrow expenses.

We also agreed to issue to the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to 849,167 Ordinary Shares (the “Warrant Shares”), representing 6.0% of the aggregate number of Ordinary Shares sold in the Offering. The Placement Agent Warrants will have an exercise price equal to $0.90, or 125% of the offering price per share and will be exercisable immediately and terminate on March 17, 2025.

The closing of the Offering occurred on September 17, 2021. We received gross proceeds of approximately $10.2 million in connection with the Offering. We intend to use the net proceeds received by us from the Offering for working capital and the repayment of indebtedness.

Registration Rights Agreements

In connection with the Offering, on September 15, 2021, we entered into Registration Rights Agreements with the Purchasers (the “Registration Rights Agreements”). Pursuant to the Registration Rights Agreements, we agreed to (i) file one or more registration statements with the Securities and Exchange Commission, or the SEC, within fifteen days of the date of the Registration Rights Agreements to cover the resale of the Shares, (ii) use our commercially reasonable efforts to have all such registration statements declared effective within the periods set forth in the Registration Rights Agreements, and (iii) use our commercially reasonable efforts to keep such registration statements effective during the periods set forth in the Registration Rights Agreements. In the event that such registration statements are not declared effective within the periods set forth in the Registration Rights Agreements, any such effective registration statements subsequently become unavailable, or use of the prospectus contained in such registration statements is suspended for certain periods of time, we would be required to pay certain liquidated damages to the Purchasers.

The foregoing descriptions of the Purchase Agreements, the Ordinary Warrants, the Placement Agent Warrants and the Registration Rights Agreements are not complete and are subject to, and qualified in their entirety by, the full text of such documents, copies of which are attached as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

We issued and sold the Shares, the Ordinary Warrants and the Placement Agent Warrants, and will issue the Ordinary Shares issuable upon exercise of the Ordinary Warrants and the Placement Agent Warrants, in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the Purchasers’ execution of the Purchase Agreements, the Purchasers represented to us that they are each an “accredited investor” as defined in Regulation D of the Securities Act and that the securities to be purchased by them will be acquired solely for their own account and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law.

This Current Report on Form 8-K does not constitute, and may not be used in connection with, an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction in which it is unlawful for the person to make the offer or solicitation.

Item 7.01 Regulation FD Disclosure.

On September 15, 2021, we issued a press release announcing the Offering and the entry into the Purchase Agreements and the Registration Rights Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits

4.1	Form of Ordinary Warrant

4.2	Form of Placement Agent Warrant

10.1*	Form of Securities Purchase Agreement, dated September 15, 2021, by and among Cyren Ltd. and the purchasers named therein

10.2*	Form of Registration Rights Agreement, dated September 15, 2021, by and among Cyren Ltd. and the purchasers named therein

99.1	Press release issued by Cyren Ltd. on September 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) or Item 601(b)(2). Cyren Ltd. agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYREN LTD.

Dated: September 20, 2021
	By:	/s/ Kenneth Tarpey
	Name:	Kenneth Tarpey
	Title:	Chief Financial Officer

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